UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2026

CIM Opportunity Zone Fund, L.P.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-56544

Delaware		83-2441037
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
4700 Wilshire Boulevard
Los Angeles	California	90010
(Address of principal executive offices)		(Zip Code)
	(323)	860-4900
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

Westlands Grape Project Financing
On June 16, 2026 (the “Effective Date”), Westlands Grape, LLC, a Delaware limited liability company (the “ProjectCo Borrower”), and Westlands Grape LandCo, LLC, a Delaware limited liability company (the “LandCo Borrower,” and together with the ProjectCo Borrower, the “Borrowers” and each a “Borrower”), entered into a Financing Agreement (the “Financing Agreement”). The Borrowers are indirect subsidiaries of CIM Opportunity Zone Fund, L.P. (the “Fund”), held through Permanent Power Company, LLC (the “Sponsor”). The other parties to the Financing Agreement include Westlands Grape Owner, LLC (“HoldCo”) and Westlands Grape Holdings I, LLC (“Parent I”), Westlands Grape Holdings II, LLC (“Parent II,” and together with the Borrowers, HoldCo and Parent I, the “Borrower Entities”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, and letter of credit issuers, Wells Fargo Bank, N.A. as administrative agent, and Truist Bank, as collateral agent for the secured parties.
The Financing Agreement provides for senior secured credit facilities (collectively, the “Credit Facilities”) consisting of (i) a construction loan facility in an aggregate principal amount of up to $372,246,148.11, (ii) a bridge loan facility in an aggregate principal amount of up to $166,727,948.49, the proceeds of which are expected to be repaid primarily with proceeds of the transfer of investment tax credits generated by the Project (as defined below) pursuant to Section 6418 of the Internal Revenue Code, (iii) a term loan facility in an aggregate principal amount of up to $372,246,148.11, which will be funded upon conversion of the construction loans and (iv) letter of credit facilities in an aggregate maximum stated amount of up to $61,273,527.93, including up to $19,651,527.93 in respect of debt service reserve letters of credit and up to $41,622,000 in respect of letters of credit issued to support the Project’s power purchase obligations. Loans under the Credit Facilities bear interest, at the Borrowers’ election, at a rate based on either daily simple SOFR plus an applicable margin or a base rate plus an applicable margin. On the Effective Date, the Borrowers also entered into interest rate hedging arrangements in respect of a specified portion of the term loan exposure.
The proceeds of the Credit Facilities will be used to finance a portion of the development, construction, ownership, operation and maintenance by the ProjectCo Borrower of an approximately 246.4 MWac solar photovoltaic generating facility and an approximately 150 MWac / 600 MWh battery energy storage system located in Kings County, California (the “Project”), to fund certain reserves and capitalized fees and interest, and to pay transaction costs.
The Financing Agreement contains affirmative and negative covenants and events of default that are customary for financings of this type, including, among others, covenants regarding maintenance of existence and permits, separateness, compliance with laws (including the Federal Power Act, the Public Utility Holding Company Act of 2005, anti-money laundering, anti-corruption and sanctions laws, and the prevailing wage and apprenticeship requirements applicable to the investment tax credit), limitations on indebtedness, liens, investments, distributions and transactions with affiliates, a minimum debt service coverage ratio, and required reserves (including a debt service reserve and a battery energy storage system augmentation reserve).
On the Effective Date and in connection with entering into the Financing Agreement, the Borrower Entities and Westlands Project Holdings, LLC (the “Parent Pledgor”) entered into a suite of security documents in favor of Truist Bank, as collateral agent for the secured parties, including (i) a pledge and security agreement by each Borrower granting a first-priority security interest in substantially all of its assets (together, the “Borrower Security Agreements”), (ii) a guarantee, pledge and security agreement by each of HoldCo, Parent I and Parent II pursuant to which such entities guarantee the obligations of the Borrowers under the Credit Facilities and pledge 100% of the membership interests in their respective direct subsidiaries (including HoldCo’s pledge of 100% of the membership interests in the ProjectCo Borrower) (together, the “Guarantee Pledge and Security Agreements”), (iii) a pledge agreement by the Parent Pledgor pledging 100% of the membership interests in the LandCo Borrower, Parent I and Parent II (the “Parent Pledgor Pledge Agreement”), (iv) one or more construction deeds of trust, assignments of leases and rents, security agreements and fixture filings recorded against the Project site in Kings County, California (the “Real Estate Security Documents”), (v) two separate guarantees by the Sponsor guaranteeing certain payment obligations of the Borrowers (collectively, the “Sponsor Credit Support Documents”), and (vi) customary account control agreements with respect to the project accounts and together with the Borrower Security Agreements, Guarantee Pledge and Security Agreements, Parent Pledgor Pledge Agreement, Real Estate Security Documents and the Sponsor Credit Support Documents, the “Security Agreements.”
The Fund has not guaranteed the obligations of the Borrowers under the Financing Agreement, and recourse under the Credit Facilities is generally limited to the Borrowers, the Parent Pledgor, the Sponsor and the collateral pledged pursuant to the Security Agreements.

The foregoing summary of the Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Financing Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this current report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Financing Agreement, dated as of June 16, 2026, by and among Westlands Grape, LLC, Westlands Grape LandCo, LLC, Westlands Grape Owner, LLC, Westlands Grape Holdings I, LLC, and Westlands Grape Holdings II, LLC, as borrower entities, the several banks and other financial institutions or entities from time to time parties thereto as lenders and issuing banks, Wells Fargo Bank, N.A., as administrative agent, and Truist Bank, as collateral agent for the secured parties.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the Securities and Exchange Commission; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 (as amended) for any annexes or schedules so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2026	CIM Opportunity Zone Fund, L.P.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Accounting Officer
(Principal Financial Officer and Principal Accounting Officer)